                                  EXHIBIT 99.2

                                      NOVEX
                  INTERIM CONDENSED CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)

                                                                   JUNE 30, 1999
                                                                   -------------
                                                                    (UNAUDITED)
ASSETS
Current Assets:
    Cash and cash equivalents ...................................    $    111
    Accounts and notes receivable ...............................       3,481
    Inventories .................................................       2,845
    Deferred income taxes .......................................         201
    Prepaid expenses and other current assets ...................         167
                                                                     --------
        Total current assets ....................................       6,805
Property and equipment, net .....................................       2,643
Intangible assets, net ..........................................         436
Other assets ....................................................         186
                                                                     --------
Total Assets ....................................................    $ 10,070
                                                                     --------
                                                                     --------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Note payable to bank ........................................    $    570
    Current portion of long-term debt............................       1,031
    Accounts payable ............................................       1,334
    Accrued expenses ............................................       1,076
    Income taxes payable ........................................         355
                                                                     --------
        Total current liabilities ...............................       4,366
                                                                     --------
Long-term debt, less current maturities .........................         825
Redeemable convertible preferred stock ..........................       2,939
Stockholders' Equity:
    Common stock, par value......................................         750
    Other stockholders' equity...................................       1,190
                                                                     --------
Total stockholders' equity ......................................       1,940
                                                                     --------
Total Liabilities and Stockholders' Equity ......................    $ 10,070
                                                                     --------
                                                                     --------


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

                                      NOVEX
                    INTERIM CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    THREE MONTHS ENDED
                                                                         JUNE 30,
                                                                    ------------------
                                                                    1999          1998
                                                                    ----          ----
                                                                       (UNAUDITED)
Revenues........................................................  $  6,936       $  5,081
Cost of Revenues................................................     3,178          2,284
                                                                  --------       --------
   Gross margin.................................................     3,758          2,797
Operating Expenses:
  Sales and marketing...........................................     1,616          1,151
  General and administrative....................................     1,053            904
  Research and development......................................       486            412
                                                                  --------       --------
     Total operating expenses...................................     3,155          2,467
                                                                  --------       --------
       Income from operations...................................       603            330
                                                                  --------       --------
Other Income (Expense):
  Gain (loss) on foreign currency transactions..................         4             (5)
  Interest and other expense....................................       (50)           (43)
                                                                  --------       --------
                                                                       (46)           (48)
                                                                  --------       --------
Income before provision for income taxes........................       557            282
Provision for income taxes......................................       212            106
                                                                  --------       --------
Net income......................................................       345            176
   Less:  Preferred stock dividends.............................       (39)           (39)
                                                                  --------       --------
       Income available to common stockholders..................  $    306       $    137
                                                                  --------       --------
                                                                  --------       --------
Earnings per share:
  Basic                                                           $   0.05       $   0.02
                                                                  --------       --------
                                                                  --------       --------
  Diluted.......................................................  $   0.03       $   0.02
                                                                  --------       --------
                                                                  --------       --------
Weighted average shares used in per share calculation:
  Basic                                                              6,710          6,687
  Diluted.......................................................    12,205         10,985


                                      NOVEX
                  INTERIM CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                                      THREE MONTHS ENDED
                                                                                           JUNE 30,
                                                                                      ------------------
                                                                                      1999           1998
                                                                                      ----           ----
                                                                                         (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income....................................................................      $    345       $    176
Adjustments to reconcile net income to net cash provided by
  operating activities:
Depreciation and amortization.................................................           213            161
Deferred income taxes.........................................................             -             19
Provision for uncollectible accounts..........................................             -              5
Changes in operating assets and liabilities:
  Accounts receivable.........................................................          (142)          (413)
  Inventories.................................................................          (280)          (737)
  Prepaid expenses and other current assets...................................           (62)           (74)
  Account payable.............................................................            (7)           132
  Accrued expenses............................................................          (127)           172
  Income taxes payable........................................................           170              1
                                                                                    --------       --------
     Net cash provided (used) by operating activities.........................           110           (558)
                                                                                    --------       --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment ........................................          (256)          (338)
  Payments for intangible assets..............................................            (2)            (2)
  Other assets................................................................           (56)             -
                                                                                    --------       --------
     Net cash used by investing activities....................................          (314)          (340)
                                                                                    --------       --------
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings on notes payable to bank, net......................................            19             50
Additions to long-term debt...................................................             -            921
Payments on long-term debt....................................................             -            (22)
Proceeds from sale of common stock............................................            12              -
                                                                                    --------       --------
     Net cash provided by financing activities................................            31            949
                                                                                    --------       --------
Effect of exchange rate changes on cash.......................................           (22)            (1)
                                                                                    --------       --------
     Net increase (decrease) in cash and cash equivalents.....................          (195)            50
Cash and cash equivalents, beginning of period................................           306            188
                                                                                    --------       --------
Cash and cash equivalents, end of period......................................      $    111       $    238
                                                                                    --------       --------
                                                                                    --------       --------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest........................................................      $     35       $     48
                                                                                    --------       --------
                                                                                    --------       --------
Cash paid for income taxes....................................................      $     60       $     91
                                                                                    --------       --------
                                                                                    --------       --------
NONCASH INVESTING AND FINANCING ACTIVITIES:
  Assets acquired with long-term debt.........................................      $      -       $    500
                                                                                    --------       --------
                                                                                    --------       --------

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